SECURITY AGREEMENT


         THIS SECURITY AGREEMENT ("Agreement") is made and entered into this ---day of --------, 2006, by and between -------------------------------------
and -----------------------------------are collectively referred to as the
("Secured Party"), ALANCO TECHNOLOGIES, INC., an Arizona corporation ("Debtor"), and STARTRAK SYSTEMS, LLC, a Delaware limited liability company ("StarTrak").

                                    RECITALS:

         Secured Party and Debtor have entered into a transaction pursuant to which Secured party has loaned monies to Debtor in accordance with the terms of Promissory Notes, of even date herewith, aggregating $1,300,000 (the "Notes"). The Notes are secured by the security interests granted herein.

StarTrak is Debtor's wholly owned subsidiary and will benefit from the proceeds of the loans represented by the Notes.

         NOW, THEREFORE, in consideration of the loans, the Notes and the mutual covenants contained herein, the parties agree as follows:

1. Grant of Security Interest. The Debtor and StarTrak hereby grant to the Secured Party a security interest in the Collateral described below to secure the payment and performance of the obligations set out in this Agreement.

2. Collateral. The property serving as collateral and subject to the above security interest is as follows:

         All personal property of StarTrak Systems, LLC, a Delaware limited liability company (StarTrak"), including without limitation each and all of the following: all of StarTrak's accounts, inventory, general intangibles, negotiable collateral, books, all deposit accounts; all investment property (including without limitation securities and securities entitlements); all goods, instruments, documents, policies and certificates of insurance, deposits, money or other personal property of StarTrak, all of StarTrak's equipment and fixtures; all additions, accessions, attachments, parts, replacements, substitutions, renewals, interest, dividends, distributions or rights of any kind for or with respect to any of the foregoing; any supporting obligations for any of the foregoing; and the products and proceeds of any of the foregoing Notwithstanding anything to the contrary contained herein, Collateral shall not include any waste or other materials which have been or may be designated as toxic or hazardous by Secured Party.

3. Obligations of Debtor. The obligations of the Debtor that are subject to this Security Agreement are as follows: This Security Agreement secures repayment of


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the Notes in the aggregate amount of $1,300,000.00, together with interest on the outstanding balance existing from time to time at the rate stated in the Notes.

4.  Warranties and Commitments.

         a. Title. The StarTrak is the owner of the Collateral, which is free and clear of any and all liens, claims, encumbrances, and the like, other than an existing first priority security interest in favor of Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, dated December 20, 1993, and has all authority to use the same as Collateral.

         b. Liens and Encumbrances. The Debtor and StarTrak agree that during the course of this Agreement, the Debtor will keep the Collateral free from any and all other liens, encumbrances, and the like.

         c. Sale of Collateral. The Debtor and StarTrak will not sell, offer for sale, transfer, or dispose of the Collateral or any interest in the Collateral, other than in the ordinary course of Debtor's business, without the prior written consent of the Secured Party, which shall not be unreasonably withheld.

         d. Unlawful Uses of Collateral. The Debtor and StarTrak will not use or permit any person to use the Collateral in a manner prohibited by law, in violation of any insurance policy, or in any manner inconsistent with the Secured Party's security interest.

         e. Care of Collateral. The Debtor and StarTrak agree to maintain the Collateral in good order and repair at all times, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part of it.

         f. Insurance. The Debtor and StarTrak shall procure insurance insuring the Collateral against loss through theft, fire, or casualty.

         g. Location of Collateral. The Debtor and StarTrak agree not to remove the Collateral from its business premises located at 106 American Road, Morris Plains, NJ, or at Ridge Manufacturing, 5 Astro Place, Rockaway, NJ, without the Secured Party's written permission. Secured Party's consent shall not be required for the replacement of the Collateral with reasonably equivalent Collateral of like description.

5. Financing Statements. The Debtor and StarTrak authorize Secured Party to file one or more financing statements in a form satisfactory to the Secured Party in any location deemed necessary or advisable to perfect the Secured Party's security interest in the Collateral or proceeds. The Debtor and StarTrak also agree to cooperate fully with the Secured Party in executing additional financing statements, amendments to financing statements, and the like as may be deemed necessary or advisable by the Secured Party in order to maintain and continue the security interest created by this Security Agreement.

6. Default. It is agreed that the following events shall constitute a default under this Agreement:

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         a. Nonpayment. Any failure of the Debtor to pay when due any obligation secured by this Agreement shall constitute a default. This includes, but is not limited to, any failure to pay principal or interest when due in connection with the Notes or other document evidencing obligations contained in this Agreement.

         b. Nonperformance. Any failure of the Debtor or StarTrak to perform or observe fully and in a satisfactory manner the material terms of this Agreement shall constitute a default.

         c. Levy and Attachments. Seizure, attachment, or levy on any property of the Debtor or StarTrak whether or not such property is covered by this Agreement shall operate as a default under this Agreement.

         d. Insolvency and the Like. It shall operate as a default under this Agreement if for any reason:

           (1) The Debtor becomes unable to pay its obligation as they become due;

           (2) The Debtor becomes subject to any proceeding under the bankruptcy or insolvency laws, including an assignment for the benefit of creditors; or

           (3) The Debtor has his property placed under the custody of a receiver or trustee.

7. Acceleration on Default. In the event of any default under this Agreement, the entire indebtedness secured by this Agreement shall become immediately due and payable.

8. Secured Party's Remedies. On default or acceleration, the Secured Party shall have the following rights and remedies, which are cumulative in nature and are immediately available to the Secured Party:

         (1) All rights and remedies provided by law, including but not limited to those provided by the Uniform Commercial Code, especially those provided in Part 5 of Article 9;

         (2) All rights and remedies provided in this Agreement;

         (3) All rights and remedies provided in the Notes or other instrument secured by this Agreement.

9.       Waiver of Rights.

         a. All rights and remedies of the Secured Party as provided in this Agreement, or as found in any promissory note or other instrument executed in connection with this Agreement, or arising by operation of law shall continue in full force and effect during the full course of this Agreement unless specifically waived by the Secured Party in a signed writing to that effect.

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         b. Forbearance, failure, or delay on the part of the Secured Party in the exercise of any such right or remedy shall not constitute a waiver of that right or remedy. Such a waiver may be effected only by a specific written agreement to that effect which is signed by the Secured Party.

         c. The exercise or partial exercise of any right or remedy shall not preclude the further exercise of such right or remedy.

10. Choice of Law. This Agreement shall be governed by and interpreted in accordance with the law of the state of Arizona.

11. Severability. In the event that any provision of this Agreement shall be found to be unenforceable in any legal proceeding, the remaining provisions shall remain in force and effect.


IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

DEBTOR:

ALANCO TECHNOLOGIES, INC.
an Arizona corporation


By:
   ------------------------------------
   Its:
       --------------------------------

STARTRAK:

STARTRAK SYSTEMS, LLC
a Delaware limited liability company


By:
   ------------------------------------
   Its:
       --------------------------------

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SECURED PARTY:


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                             PARTIAL SUBORDINATION


-------------------------------------------------, holders of a first priority security interest in the StarTrak Collateral described in the foregoing Security Agreement ("First Lien"), hereby agree to limit the First Lien as against the StarTrak Collateral to the amount of $500,000 and to subordinate the remaining portion of the First Lien as against the StarTrak Collateral to the security interest in favor of the Secured Party granted in the foregoing Security Agreement.

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